Subsequent Event	12 Months Ended
Oct. 31, 2024
Subsequent Event [Abstract]
SUBSEQUENT EVENT
15.	SUBSEQUENT EVENT

The Company evaluated all events and transactions that occurred after October 31, 2024 up through the reporting date. There were no other subsequent events occurred that would require recognition or disclosure in the Company’s consolidated financial statements, unless as disclosed below.

On December 1, 2024, the Company entered into a marketing and investor relations service agreement seeking funding for initial public offering and follow-on offering for a total contract amount of $800,000.

On January 11, 2025, the Company entered into a strategic advisory agreement seeking acquisitions or strategic partnerships for a contract amount of $700,000.

On January 23, 2025, the Company closed its initial public offering (“IPO”) of 1,250,000 ordinary shares at US$4.00 per share for total gross proceeds of US$5,000,000, before deducting underwriting discounts and other offering expenses.